EXHIBIT 10(k)
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                                 LOAN AGREEMENT

  Agreement made this 23rd day of August, 2001, by and between Lincoln State Bank, a Wisconsin Commercial banking corporation, which maintains its principal office at 2255 South 13th Street, in the City of Milwaukee, State of Wisconsin, hereinafter referred to as Lender, and OnCourse Technologies, Inc., a Nevada
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corporation, which maintains its principal office at 3106 South 166th Street, in the City of New Berlin, County of Waukesha, State of Wisconsin, hereinafter referred to as Borrower.
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                                    RECITALS

     WHEREAS, Borrower is the duly organized, validly existing, and in good
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standing under the laws of the State of Nevada; and

     WHEREAS, Borrower is a publicly trading holding company; and presently is
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the owner of the following companies:

          Micro Estimating Systems, Inc., New Berlin, WI
          CAM Solutions, Inc., Bloomington, MN
          Cimtronics, Inc., Scottsdale, AZ
          TekSoft, Inc., Scottsdale, AZ

  WHEREAS, Borrower is presently indebt to Lender in the amount of
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$1,471,400.00 as of July 16, 2001, including $371,379 in term financing and
$1,100,000 revolving line, and

  WHEREAS, Borrower does desire to secure an additional $500,000.00 term loan,
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and

  WHEREAS, Lender is willing to loan the additional $500,000 to Borrower on
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certain terms and conditions.

  NOW THEREFORE, as an inducement to make desired loan to Borrower, and for
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other good and valuable consideration, and the terms, provisions and consideration hereof, the parties hereto agree as follows:

 1. INCORPORATION OF RECITALS. The foregoing recitals are incorporated herein by this reference; and this agreement shall be construed by reference hereto.

 2.  LOAN.  Lender will loan to Borrower a principal sum not to exceed
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     $500,000.00 on the terms, conditions, and provisions as hereinafter set forth.

 3.  LOAN TERMS.

       A. The principal amount of the loan will be $500,000.00

       B. The promissory note will be 51-month "roll-over" note in the form usually utilized by Lender.
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       C. The interest note will be as follows:
             1).    8.5% per annum for the first 51 months.
             2).    Interest to be paid monthly.

       D. The payments on the note will be amortized over a period of 84 months.

       E. A loan fee of 1/4% will be charged at the inception of the loan.

       F. Borrower will be liable for actual costs and disbursements relating to
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       G. a particular loan transaction.

  4. BORROWER'S COMMITMENT.  Borrower agrees to the terms, provisions, and
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     conditions as hereinabove set forth, and as hereinafter qualified, and agrees to be bound thereby.

  5. EXTENSION, RENEWALS, ETC. The provisions hereof will apply to any extensions, renewals, continuations, or modification of the loan made pursuant hereto.

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  6. OTHER OUTSTANDING LOANS.  This loan agreement shall apply to other loans to
     Borrower made by Lender except with respect to specific terms
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     which shall be governed by the individual notes pertaining to a particular loan:

       A. In the event a particular loan shall be in default, all loans (made by Lender) shall be considered in default.
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       B. The collateral provided by Borrower to secure a particular loan shall
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          be considered as collateral for all loans.

  7. GENERAL TERMS AND CONDITIONS. The loan contemplated hereby shall be made on the following general terms and conditions:

       A. The loan be evidenced by a promissory note n a form acceptable to, and provided by, Lender.
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       B. The note shall incorporate the terms, conditions, and provisions hereof by reference.

       C. Borrower shall have the right to prepayment without penalty.
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       D. Payment shall be paid monthly, the first payment of which shall be due
          30 days after date of loan and on the same date of each successive month thereafter until the loan has been fully satisfied as to principal, interest, and other charges.

  8. SECURITY.

       A. As security for payment of any loan made pursuant to this agreement, Borrower hereby agrees to execute a General Business Security
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          Agreement.

       B. As equipment is purchased or installed, Borrower agrees to execute a
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          Chattel Security Agreement(s) for that property.

       C. Borrow agrees to execute an UCC Filing Statement(s) to enable Lender
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          to perfect the security interest granted by Borrower.
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       D. Borrower agrees to provide an unlimited guaranty by each of the four
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          companies hereinabove referenced, which are owned by Borrower,
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          guaranteeing the loans of Borrower to Lender.
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       E. Borrower agrees to provide, on a monthly basis, a Borrower's
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          Certificate on terms acceptable to Lender.
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       F. In the event of default in payment of the interest or any of the principal installments of the note or notes given pursuant to this Agreement when the same shall be due either according to the terms of such notes or by acceleration pursuant to any of the provisions of this Agreement or in the event of any material change in the present management of Borrower and as hereinafter further described, then in
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          any such events on demand of Lender (at option of Lender) Borrower
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          will give the Lender security for the payment of all installments of
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          all the notes issued pursuant to this Agreement and then outstanding as Lender may reasonably demand, including, but without
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          limiting the generality of the foregoing a mortgage in any real property, or a security interest in any personal property or legal or equitable interest therein, then owned by Borrower; or in the
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          alternative, Lender may proceed with its legal remedies.
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       G. Borrower agrees to execute all appropriate documents and pledges
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          that Lender may require to perfect the said security interest or
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          interests.

 9. CONVENTS. Borrow shall, so long as any amounts remain unpaid, or Lender has any commitment to make loans under this Agreement:

       A. Furnish to Lender, as soon as available, such financial information
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          respecting Borrower as Lender from time to time requests, and without
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          request furnish to Lender:
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             1).    Within 90 days after the end of each fiscal year of Borrower
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                    a balance sheet of Borrower as of the close of such fiscal
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                    year and related statements of income and retained earnings and cash flow for such year all in reasonable detail and satisfactory in scope to Lender, prepared in accordance with
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                    generally accepted principles of accounting applied on a
                    consistent basis, certified by an independent certified public accountant acceptable to Lender and the chief
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                    financial representative of Borrower.
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             2).    Within 45 days after the end of each third month a balance sheet of Borrower as of the end of each such month and
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                    related statements of income and retained earnings and cash flow for the period from the beginning of the fiscal year to the end of such month, prepared in accordance with generally accepted principles of accounting applied on a consistent basis, certified, subject to normal year-end adjustments, by an officer or partner of Borrower.
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       B. Keep complete and accurate books of records and accounts and permit any representatives of Lender to examine and copy any of the books and
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          to visit and inspect any of Borrower's tangible or intangible
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          properties as often as desired.

                                   <Page 109>

       C. Maintain insurance coverage in the forms (together with any Lender's
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          loss payee clause requested by Lender), amounts and with companies,
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          which would be carried by prudent management in connection with businesses, engaged in similar activities in similar geographic areas. Without limiting this section or the requirements of any Security Document, Borrower will (i) keep all its physical property insured
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          against fire and extended coverage risks in amounts and with deductibles at lease equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, (ii) maintain all such workers' compensation and similar insurance as may be required by law and (iii) maintain, in amounts and with deductible sat least equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the properties of Borrower,
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          business interruption insurance and product liability insurance.

       D. Pay and discharge all lawful taxes, assessments and governmental charges upon Borrower or against its properties prior to the date on
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          which penalties attach, unless and to the extend only that such taxes, assessments and charges are contested in good faith and by appropriate process by Borrower.
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       E. Do all things necessary to maintain its existence, to preserve and keep in full force and effect its rights and franchises necessary to continue its business and comply with all applicable laws, regulations and ordinances.

       F. Timely perform and observe the following financial covenants, all calculated in accordance with generally accepted principles of accounting applied on a consistent basis:

             1). Maintain at all times a ratio of funded debt to tangible net worth or not greater than 1.80 to one.

             2). Maintain at all time a ratio of collateral base to funded debt of not less than 1.1 to one.

       G. Not create or permit to exist any lien or encumbrance with respect to Borrower's properties, except liens in favor of Lender,
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          liens for taxes if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained, liens for encumbrances permitted under any Security Document.

       H. Not take any action or permit any event o occur which materially impairs Borrower's ability to make payments under this Agreement when
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          due.  Such events include, without limitation, the fact that Borrower,
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          or an surety for Borrower's obligations under this Agreement
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          ceases to exist, dies, changes marital status or domicile or becomes insolvent o the subject of bankruptcy or insolvency proceedings.

  10.  CONDITIONS PRECEDENT.  Borrower further agrees as conditions precedent
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       to any loans made by Lender to Borrower pursuant to the terms hereof:
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       A. Prior to any loan, to execute and deliver up to Lender all
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          documentation and evidence of said loan obligation, security and related items that Lender may require.
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       B. Borrower agrees to borrow funds only from Lender during the term
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          hereof or any extension of this agreement unless prior approval of
          Lender is obtained in writing.
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       C. Borrower agrees to keep all significant depository accounts with
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          Lender.
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       D. Borrower agrees to remain in operation during the term hereof or any
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          extension of this agreement.

       E. Borrower agrees that it shall not further encumber the assets of
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          Borrower without specific written consent from Lender.
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       F. All subsidiaries of Borrower will be bound by the terms of this
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          Agreement.

       G. Borrower will not divest itself of any subsidiary without the specific
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          consent of Lender.
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 11.  ACCELERATION.  The principal and interest owing under any indebtedness made an arising under this loan agreement shall immediately become due and payable without notice, presentment, demand, protest, or notice of protest of any kind, all of which are expressly waived by Borrower, in
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      the event the event that:

       A. The Borrower, without prior written consent of the Lender, defaults in
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          the performance or observance of any of the above agreements; or

       B. The Borrower shall make a general assignment for the benefit of
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          creditors or file a petition in voluntary bankruptcy or a petition or answer seeking reorganization of Borrower or a readjustment of its
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          indebtedness under the Federal Bankruptcy law, or consent to the appointment of a receiver of its properties, or

       C. The Borrower shall be adjudged bankrupt or insolvent, or a petition or
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          proceedings for bankruptcy or for reorganization shall be filed against it and it shall admit the material allegations thereof, or an order, judgment or decree shall be made approving such a petition, and such order, judgment or decree shall not be vacated or stayed within twenty (20) days of it entry, or a receiver or different trustee shall be appointed for Borrower or its properties or any part thereof and
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          remain in possession thereof for ten (10) days; or

       D. Borrower shall make a misrepresentation or misstatement of a material
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          fact contained herein; or

       E. Borrower shall fail to perform any warranty, agreement, condition
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          precedent or other obligation contained herein.

                                   <Page 110>

 12. NOTICE TO PARTIES. Any notice required or authorized to be given to Borrower pursuant to the terms hereof shall be sufficiently given if
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     mailed, registered by Lender postage prepared, to Borrower at 3106 S.
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     166th Street, in the City of New Berlin, County of Waukesha, State of
     Wisconsin, or at such other address as Borrower may from time to time file
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     with Lender.  Any notice required to be given to Lender pursuant to
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     the terms hereof shall be sufficiently given if mailed, registered, postage prepaid, to Lender at its principal and usual places of doing
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     business.

13.  PROTECTION OF LENDER'S RIGHTS.  No delay or failure on the part of
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     Lender in exercising any right, power or privilege.
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14.  ATTORNEY'S FEES ON DEFAULT.  In the event that Borrower shall default
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     in its obligations hereunder and in the opinion of Lender, it becomes
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     necessary or proper to employ an attorney to enforce collection of the indebtedness owed by Borrower or to enforce compliance by Borrower with any
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     of the provisions herein contained, Borrower agrees to pay a
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     reasonable attorney's fee and all other costs that may reasonable be incurred.

15. GOVERNING LAW: COPIES. This Agreement shall be construed in accordance with and governed by the laws of the State of Wisconsin, and may be executed in several counterparts, each of which shall be an original and all collectively shall constitute but one instrument.

  IN WITNESS WHEREOF, Borrower and Lender have executed this loan agreement at
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  Milwaukee, Wisconsin, the day and year first above-written.

                                   LINCOLN STATE BANK

                         By:       /s/ Thomas G. Loew
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                                   Thomas G. Loew, Vice President

                         By:       /s/ Joseph Murry
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                                   Joseph Murry, Commercial Relationship Manager

                                ACKNOWLEDGEMENT

Personally came before me this 23rd day of August, 2001, Thomas Loew, Vice President and Joseph Murry, Commercial Relationship Manager of Lincoln State Bank, to me known to be the persons who executed the foregoing instrument, and to me known to be such Vice President and Commercial Relationship Manager of and for said bank and acknowledged that they executed the foregoing instrument as such officers as the dead of said bank, by its authority.

                                   /s/ Robert A. Kurudza
                                   ---------------------
                                   Notary Public, Site of Wisconsin
                                   My Commission expires:  4/21/02

                                   ONCOURSE TECHNOLOGIES, INC.

                         By:       /s/ Bernard A. Woods, III (CEO)
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                                   Bernard Woods, III, CEO

                         By:       /s/ William C. Brown
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                                   William C. Brown, CFO

                                ACKNOWLEDGEMENT

Personally came before me this 23rd day of August, 2001, Bernard Woods, III, CEO and William C. Brown, CFO of OnCourse Technologies, Inc., to me known to be the persons who executed the foregoing instrument, and to me known to be such CEO and CFO for said Corporation, and acknowledged that they executed the foregoing instrument in such capacities and the dead of said Corporation, by its authority.

                                   /s/ Joseph Murry
                                   ----------------
                                   Notary Public, Site of Wisconsin
                                   My Commission expires:  9/14/04

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